UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4888

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

P:\Edgar Filings\Pending\542\NCSR 7-24-07\form542.DOC

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

The	Fund

Dreyfus Short-Intermediate

Government Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 2006, through May 31, 2007.

The U.S. economy continued to moderate during the reporting period as cooling housing markets took their toll on consumer and business spending. Labor markets, however, remained quite strong, and key measures of inflation have stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Our economists believe that the anemic rate of U.S. economic growth recorded in the first quarter of 2007 should be the weakest reading of the current midcycle slowdown, and economic growth is likely to recover eventually to a near-trend pace.

The likely implications of our economic outlook include a long pause in Fed policy, a modest drop in 10-year Treasury bond yields, continued mergers-and-acquisitions activity and, in the absence of an as-yet unforeseen event, persistently tight yield spreads in corporate bond markets. We expect these developments to produce both challenges and opportunities in fixed-income markets. As always, your financial advisor can help you position your investments for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

D I S C U S S I O N O F F U N D P E R F O R M A N C E

For the period of December 1, 2006, through May 31, 2007, as provided by Catherine Powers, Portfolio Manager

Fund and Market Performance Overview

Although the Federal Reserve Board (the “Fed”) held interest rates steady over the reporting period, short- to intermediate-term bond prices trended slightly lower in the spring of 2007 as economic growth and inflationary pressures proved to be more persistent than investors had anticipated.The fund’s return slightly trailed that of its benchmark index, due in part to our yield-curve strategy, as well as to fund fees and expenses, which are not reflected in the Index’s results.

For the six-month period ended May 31, 2007, the fund achieved a total return of 1.50% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 1.71% .2

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”).These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of approximately three years or less.

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

Expectations of Stronger Growth Eroded Bond Prices

At the start of the reporting period, the U.S. economy appeared to be in the midst of a slowdown led by weakening housing markets and relatively light business spending. As it had since June 2006, the Fed continued to hold the overnight federal funds rate unchanged at 5.25% while it assessed the impact of its previous rate hikes on the economy and inflation.

Perceptions of slower economic growth were reinforced during the first quarter of 2007, when higher-than-expected delinquencies among sub-prime mortgage borrowers raised concerns regarding slower consumer spending. Indeed, it later was announced that U.S. gross domestic product grew at an estimated 0.6% annualized rate during the first quarter, the slowest pace in four years.As a result, many investors continued to anticipate a possible rate cut from the Fed by year-end.

Investor sentiment changed during the second quarter, when housing-related weakness failed to spread to other parts of the economy. The U.S. labor market remained strong, with the unemployment rate staying at relatively low levels. At the same time, robust economic growth in overseas markets led some analysts to conclude that a more severe slowdown in the United States was unlikely. Some foreign central banks raised short-term interest rates, and by the end of the reporting period, U.S. investors began to discuss the possibility that the Fed might feel compelled to demonstrate its inflation-fighting resolve by again raising the federal funds rate. As expectations of stronger U.S. economic growth emerged, bond prices declined. The sell-off was primarily concentrated at the longer end of the market’s maturity range, causing the Treasury yield curve to steepen.

Mortgage-Backed Securities Helped Support the Fund’s Yield

In this environment, we maintained an underweight position in U.S. Treasury securities, turning instead to short-term mortgage-backed securities and agencies for their yield advantage. As of the end of the reporting period, approximately 20% of the fund’s assets were invested in short-term mortgages and about 17% was allocated to Ginnie Mae project loans, which are backed by the full faith and credit of the U.S. government. Ginnie Mae project loans are pools of mortgages on multi-family residences, and they tend to provide more stable cash flows than single-family 30-year residential mortgages. Finally, approximately 60% of the fund’s assets were invested in U.S. government agency debentures.

With the Fed on hold throughout the reporting period, we maintained the fund’s average duration close to the benchmark.The fund’s “bulleted” strategy—a focus on the intermediate part of the yield curve—detracted mildly from the fund’s relative performance, as securities with maturities in the two-year range fared better than intermediate-term bonds when the yield curve steepened.

Fund Remains Positioned for Steady Fed Policy

Although the chance of rate hikes appear to have increased, we continue to believe that the Fed is unlikely to change its policy stance anytime soon. The combination of below trend economic growth and the weakness in housing in our judgment, should keep the Fed on the sidelines for now. We have maintained our focus on higher yielding mortgage-backed securities and agencies, and an emphasis on maturities in the intermediate-term range.

June 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years) Index
is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

T h e F u n d 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from December 1, 2006 to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.82
Ending value (after expenses)	$1,015.00

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.83
Ending value (after expenses)	$1,021.14

† Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

S TAT E M E N T O F I N V E S T M E N T S

M a y 3 1 , 2 0 0 7 ( U n a u d i t e d )

	Coupon	Maturity	Principal
Bonds and Notes—113.4%	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies—62.6%
Federal Home Loan Banks,
Bonds, Ser. 555	4.13	10/26/07	10,325,000	10,283,184
Federal Home Loan Banks,
Bonds, Ser. 579	4.38	10/3/08	7,000,000	6,918,464
Federal Home Loan Banks,
Bonds, Ser. 584	4.50	10/12/07	18,500,000	18,454,638
Federal Home Loan Banks,
Bonds, Ser. 593	4.63	10/24/07	10,895,000	10,868,503
Federal Home Loan Banks,
Bonds, Ser. 617	4.75	1/11/08	8,760,000	8,731,188
Federal Home Loan Mortgage Corp.,
Notes	4.40	8/22/07	2,500,000	2,495,062
Federal Home Loan Mortgage Corp.,
Notes	5.00	9/17/07	2,900,000	2,898,495
Federal Home Loan Mortgage Corp.,
Notes, Ser. 1	5.00	10/18/10	2,760,000	2,737,967
Federal Home Loan Mortgage Corp.,
Notes	5.17	9/27/07	3,750,000 [a]	3,749,531
Federal Home Loan Mortgage Corp.,
Notes	5.22	7/6/07	6,500,000 [a]	6,499,760
Federal Home Loan Mortgage Strips,
Notes, Ser. 6 3/4	0.00	9/15/07	2,475,000	2,440,149
Federal National Mortgage
Association Interest Strips, Notes	0.00	5/15/14	9,600,000	6,727,008
Federal National Mortgage
Association Principal Strips, Notes	0.00	2/15/08	2,390,000	2,303,083
Federal National Mortgage
Association, Notes	3.13	12/15/07	3,715,000	3,672,668
Federal National Mortgage
Association, Notes, Ser. 1	3.90	2/28/08	6,265,000	6,201,849
Federal National Mortgage
Association, Notes	4.20	6/8/09	5,800,000	5,696,174
Federal National Mortgage
Association, Notes	4.38	9/7/07	2,775,000	2,768,534
Federal National Mortgage
Association, Notes	5.00	2/13/08	2,265,000	2,260,289
Federal National Mortgage
Association, Notes	5.00	2/27/08	10,100,000	10,077,861

T h e F u n d 7

S TAT E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	3,150,105		3,232,243
					119,016,650
U.S. Government Agencies/
Mortgage-Backed—36.2%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			329,181		316,323
4.00%, 5/1/08—4/1/10			17,910,481		17,489,670
4.50%, 2/1/10—9/1/14			3,888,034		3,803,109
5.00%, 5/1/10—1/1/11			5,947,950		5,907,148
Structured Pass-Through Secs.,
Ser. T-7, Cl. A6, 7.03%, 8/25/28			181,589		180,850
Federal National Mortgage Association:
4.00%, 2/1/10—10/1/10			4,139,065		4,015,951
4.50%, 11/1/14			1,832,522		1,782,128
5.00%, 12/1/09			1,851,053		1,849,655
5.50%, 9/1/14—4/1/16			1,730,487		1,725,734
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31			3,043,856	[a]	3,031,772
Whole Loan, Ser. 2001-W1,
Cl. AF6, 6.90%, 7/25/31			1,312,500	[a]	1,308,294
Government National Mortgage Association I:
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			596,340		573,899
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22			681,791		659,407
Ser. 2006-42, Cl. A, 3.30%, 2/16/30			2,479,964		2,359,728
Ser. 2004-77, Cl. A, 3.40%, 3/16/20			925,620		900,759
Ser. 2003-96, Cl. B, 3.61%, 8/16/18			845,872		833,517
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			1,336,536		1,291,027
Ser. 2006-39, Cl. A, 3.77%, 6/16/25			2,385,342		2,302,258
Ser. 2005-34, Cl. A, 3.96%, 9/16/21			995,767		976,605
Ser. 2005-79, Cl. A, 4.00%, 10/16/33			672,986		655,128
Ser. 2005-50, Cl. A, 4.02%, 10/16/26			1,277,541		1,246,433
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			946,413		918,447
Ser. 2005-42, Cl. A, 4.05%, 7/16/20			1,403,776		1,375,066
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			296,601		290,174
Ser. 2004-51, Cl. A, 4.15%, 2/16/18			347,012		340,225
Ser. 2006-30, Cl. A, 4.18%, 4/16/28			1,345,130		1,308,723
Ser. 2006-3, Cl. A, 4.21%, 1/16/28			1,304,675		1,271,702

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	1,830,655	1,798,635
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	1,839,376	1,792,931
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	522,803	511,881
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	435,382	427,523
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	1,060,000	1,039,712
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	777,177	761,540
Ser. 2006-18, Cl. A, 4.97%, 12/16/21	2,862,175	2,833,752
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	908,994	900,011
Vendee Mortgage Trust,
Ser. 2001-1, Cl. 2H, 7.00%, 8/15/07	62,848	62,808
		68,842,525
U.S. Government Securities—14.6%
U.S. Treasury Notes
4.50%, 5/15/17	28,635,000 [b]	27,767,016
Total Bonds and Notes
(cost $216,246,954)		215,626,191

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.1%
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4	11,300,000	1,673
3-Month USD Libor-BBA, Swaption	5,930,000	237,188
		238,861
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	47,000,000	0
Total Options
(cost $326,588)		238,861

	Principal
Short-Term Investments—.4%	Amount ($)	Value ($)

U.S. Treasury Bills;
4.97%, 6/7/07
(cost $824,316)	825,000 [c]	824,373

T h e F u n d 9

S TAT E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Other Investment—.9%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,792,000)			1,792,000 [d]	1,792,000

Total Investments (cost $219,189,858)			114.8%	218,481,425
Liabilities, Less Cash and Receivables			(14.8%)	(28,225,966)
Net Assets			100.0%	190,225,459

[a]	Variable rate security—interest rate subject to periodic change.
[b]	Purchased on a delayed delivery basis.
[c]	All or partially held by a broker as collateral for open financial futures positions.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)			Value (%)

U.S. Government & Agencies	113.4	Options		.1
Short-Term/Money
Market Investments	1.3			114.8

† Based on net assets.
See notes to financial statements.

S TAT E M E N T O F F I N A N C I A L	F U T U R E S
M a y 3 1 , 2 0 0 7 ( U n a u d i t e d )

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 5/31/2007 ($)

Financial Futures Long
U.S. Treasury 2-Year Notes	367	74,793,455	September 2007	(74,545)
U.S. Treasury 5-Year Notes	22	2,297,625	September 2007	(2,551)
Financial Futures Short
U.S. Treasury 10-Year Notes	364	(38,720,500)	September 2007	113,750
U.S. Treasury 30-Year Bonds	65	(7,095,156)	June 2007	246,289
				282,943

See notes to financial statements.

T h e F u n d 11

S TAT E M E N T O F A S S E T S	A N D	L I A B I L I T I E S
M a y 3 1 , 2 0 0 7 ( U n a u d i t e d )

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	217,397,858	216,689,425
Affiliated issuers	1,792,000	1,792,000
Dividends and interest receivable		1,596,791
Receivable for shares of Beneficial Interest subscribed		8,173
Prepaid expenses		18,640
		220,105,029

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		113,150
Cash overdraft due to Custodian		76,812
Payable for investment securities purchased		28,221,259
Payable for shares of Beneficial Interest redeemed		1,355,467
Payable for futures variation margin—Note 4		2,387
Accrued expenses		80,495
		29,849,570

Net Assets ($)		190,255,459

Composition of Net Assets ($):
Paid-in capital		240,081,803
Accumulated undistributed investment income—net		1,562,628
Accumulated net realized gain (loss) on investments		(50,963,482)
Accumulated net unrealized appreciation
(depreciation) on investments (including $282,943
net unrealized appreciation on financial futures)		(425,490)

Net Assets ($)		190,255,459

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		18,405,742
Net Asset Value, offering and redemption price per share ($)		10.34

See notes to financial statements.

S TAT E M E N T	O F	O P E R AT I O N S
S i x M o n t h s E n d e d	M a y 3 1 ,	2 0 0 7 ( U n a u d i t e d )

Investment Income ($):
Income:
Interest	5,008,199
Cash Dividends;
Affiliated issuers	44,423
Income from securities lending	20
Total Income	5,052,642
Expenses:
Management fee—Note 3(a)	508,460
Shareholder servicing costs—Note 3(b)	190,509
Professional fees	33,523
Registration fees	16,948
Custodian fees—Note 3(b)	8,710
Prospectus and shareholders’ reports	7,943
Trustees’ fees and expenses—Note 3(c)	2,808
Loan commitment fees—Note 2	437
Miscellaneous	16,215
Total Expenses	785,553
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(11,257)
Net Expenses	774,296
Investment Income—Net	4,278,346

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(723,555)
Net realized gain (loss) on financial futures	(465,248)
Net realized gain (loss) on options transactions	12,946
Net Realized Gain (Loss)	(1,175,857)
Net unrealized appreciation (depreciation) on investments
and options transactions (including $673,006 net
unrealized appreciation on financial futures)	(130,992)
Net Realized and Unrealized Gain (Loss) on Investments	(1,306,849)
Net Increase in Net Assets Resulting from Operations	2,971,497

See notes to financial statements.

T h e F u n d 13

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Six Months Ended
	May 31, 2007	Year Ended
	(Unaudited)	November 30, 2006

Operations ($):
Investment income—net	4,278,346	8,891,065
Net realized gain (loss) on investments	(1,175,857)	(1,491,040)
Net unrealized appreciation
(depreciation) on investments	(130,992)	1,444,217
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,971,497	8,844,242

Dividends to Shareholders from ($):
Investment income—net	(4,217,686)	(9,010,180)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	13,869,754	51,831,941
Dividends reinvested	3,740,587	8,056,907
Cost of shares redeemed	(45,896,911)	(110,519,492)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(28,286,570)	(50,630,644)
Total Increase (Decrease) in Net Assets	(29,532,759)	(50,796,582)

Net Assets ($):
Beginning of Period	219,788,218	270,584,800
End of Period	190,255,459	219,788,218
Undistributed investment income—net	1,562,628	1,501,968

Capital Share Transactions (Shares):
Shares sold	1,336,955	5,008,969
Shares issued for dividends reinvested	360,729	777,863
Shares redeemed	(4,422,839)	(10,674,730)
Net Increase (Decrease) in Shares Outstanding	(2,725,155)	(4,887,898)

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	May 31, 2007		Year Ended November 30,

	(Unaudited) 2006 2005			2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	10.40	10.40	10.55	10.84	10.89	10.93
Investment Operations:
Investment income—net [a]	.22	.38	.26	.20	.21	.33
Net realized and unrealized
gain (loss) on investments	(.07)	.01	(.07)	(.21)	.16	.01
Total from Investment
Operations	.15	.39	.19	(.01)	.37	.34
Distributions:
Dividends from
investment income—net	(.21)	(.39)	(.34)	(.28)	(.42)	(.38)
Net asset value,
end of period	10.34	10.40	10.40	10.55	10.84	10.89

Total Return (%)	1.50[c]	3.79	1.85	(.06)	3.42	3.19

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.76[d]	.76	.75	.71	.76	.74
Ratio of net expenses
to average net assets	.76[d]	.76	.73	.71	.76	.74
Ratio of net investment
income to average
net assets	4.18[d]	3.65	2.52	1.89	1.91	3.04
Portfolio Turnover Rate	83.36[c]	247.78[b]	238.54[b]	1,089.68[b]	1,218.30	1,063.40

Net Assets, end of period
($ x 1,000)	190,255	219,788	270,585	337,013	441,835	473,925

[a]	Based on average shares outstanding at each month end.
[b]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended November 30, 2006,
	November 30, 2005 and November 30, 2004 were 242.91%, 231.83% and 1,076.53%, respectively.
[c] Not annualized.
[d] Annualized.
See notes to financial statements.

T h e F u n d 15

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective June 30, 2007, the Distributor will be know as MBSC Securities Corporation.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in open-ended registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

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N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $50,112,759 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2006. If not applied, $16,361,703 of the carryover expires in fiscal 2007, $5,954,353 expires in fiscal 2008, $11,118,684 expires in fiscal 2010, $10,918,861 expires in fiscal 2012, $2,852,882 expires in fiscal 2013 and $2,906,276 expires in fiscal 2014.

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N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2006 were as follows: ordinary income $9,010,180.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses. During the period ended May 31, 2007, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2007, the fund was charged $66,986 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2006, the fund was charged $48,374 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2007, the fund was charged $8,710 pursuant to the custody agreement.

During the period ended May 31, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $81,439, custodian fees $7,963, chief compliance officer fees $3,748 and transfer agency per account fees $20,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended May 31, 2007, amounted to $188,541,359 and $217,125,591, respectively.

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N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 2007, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. The following summarizes the fund’s call/put options written for the period ended May 31, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	(Loss) ($)

Contracts outstanding
November 30, 2006	—	—	—	—
Contracts written	27,800,000	60,619
Contracts Terminated;
Closed	27,800,000	60,619	98,991	(38,372)
Contracts outstanding
May 31, 2007	—	—

At May 31, 2007, accumulated net unrealized depreciation on investments was $708,433, consisting of $353,181 gross unrealized appreciation and $1,061,614 gross unrealized depreciation.

At May 31, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

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N O T E S

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

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Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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